UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020 (October 29, 2020)

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In accordance with Instruction No. 2 to Item 5.02 of Form 8-K, Eagle Pharmaceuticals, Inc., or the Company, is filing this Current Report on Form 8-K/A, or the Amendment Filing, to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 2, 2020, or the Original Filing. Except as expressly set forth herein, this Amendment Filing does not amend, modify or update the disclosures contained in the Original Filing.

Item 5.02 Election of Directors; Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Original Filing, on October 29, 2020, the Executive Committee of the Company’s Board of Directors, or the Executive Committee, upon authority delegated to the Executive Committee by the Company’s Board of Directors, appointed Brian Cahill as the Company’s Chief Financial Officer as well as the principal financial officer and principal accounting officer of the Company. The Board had not approved any material compensatory arrangement for Mr. Cahill as of the date of the Original Filing. The Company is filing this Amendment Filing to disclose the compensation of Mr. Cahill in his new role. No other changes have been made to the Original Filing.

On December 18, 2020, in connection with his new role, the Compensation Committee of the Board approved an annual base salary for Mr. Cahill of $380,000 effective as of October 29, 2020 and a target annual bonus for fiscal year 2021 set at 60% of his base salary, with the amount of such bonus to be determined by the Compensation Committee based on the Company’s achievement of its annual corporate objectives established by the Compensation Committee. The Compensation Committee also approved equity grants to Mr. Cahill of 5,000 restricted stock units and 10,000 stock options, each to be issued under the Company’s 2014 Equity Incentive Plan, as amended, and each grant of which shall vest over a four-year period subject to Mr. Cahill’s continuous service with the Company through such vesting date. The exercise price for each option will be $48.09 per share, the closing price of the Company’s common stock on December 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: December 28, 2020

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer